UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): March 10, 2006
SUN NEW MEDIA INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	000-26347 (Commission File No.)	410985135 (I.R.S. Employer Identification No.)
P.O. Box 297
1142 South Diamond Bar Boulevard
Diamond Bar, California 91765
(Address of principal executive offices)
Registrant’s telephone number, including area code:
1-888-865-0901 ext. 322
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
Sale and Purchase Agreement to Acquire Magzone Asia Pte Ltd
     On March 10, 2006, pursuant to the Sale and Purchase agreement (the “Purchase Agreement”) dated January 4, 2006 by and among Sun New Media, Inc. (the “Company”), Seeds Capital Pte Ltd, Wong Sing Lam, Tay Koon Chuan, and Wang Jian, the Company acquired 100% of the issued and outstanding shares of Magzone Asia Pte Ltd (“Magzone”) in exchange for US$2,000,000. The payment was satisfied by US$399,998 in cash and 409,207 SNMI shares with a cumulative value of US$1,600,002.
     SNMI gains a number of key assets through the acquisition, including an integrated imaging platform equipped with advanced optical scanning, image processing, compression, database management, and web publishing technologies. In addition, SNMI gains the online distribution rights for 647 publications in People’s Republic of China.
     According to the agreement, Magzone will continue to run as an independent business post-acquisition, where it will be responsible for meeting an after-tax profit guarantee of S$200,000 (approximately US$124,224) for the fiscal year beginning on January 1, 2006 and ending December 31, 2006.
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
     In connection with the transaction described in Item 2.01 of this Current Report on Form 8-K, within 30 days of March 10, 2006, the Company shall issue to the Sellers an aggregate of 409,207 shares of its common stock (plus cash compensation of US$399,998) in exchange for all of the issued and outstanding shares of Magzone.
     All of the foregoing issuances were made by the Company pursuant to the exemption from registration provided under Regulation S of the Securities Act of 1933, as amended.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (a) Financial Statements of Business Acquired
          The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.
     (b) Pro Forma Financial Statements
          The financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.
     (d) Exhibits

Exhibit No.	Description

2.1	Sale and Purchase Agreement dated January 4, 2006 (incorporated herein by reference from the registrant’s current report on Form 8-K filed on, January 6, 2006)

99.1	Press Release dated March 13, 2006 Announcing the Completion of the Magzone Asia Pte Ltd Acquisition

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 16, 2006

SUN NEW MEDIA INC.
By:	/s/ Frank Zhao
Frank Zhao
Co-Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Sale and Purchase Agreement dated January 4, 2006 (incorporated herein by reference from the registrant’s current report on Form 8-K filed on, January 6, 2006)

99.1	Press Release dated March 13, 2006 Announcing the Completion of the Magzone Asia Pte Ltd Acquisition